SUPPLEMENT DATED DECEMBER 14, 2021
TO

PROSPECTUS DATED APRIL 30, 2010
FOR KEYPORT ADVISOR

PROSPECTUS DATED APRIL 30, 2004
KEYPORT ADVISOR VISTA

PROSPECTUSES DATED DECEMBER 31, 2003
FOR KEYPORT ADVISOR CHARTER, KEYPORT ADVISOR OPTIMA,
AND KEYPORT OPTIMA

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
KEYPORT VARIABLE ACCOUNT A

This supplement contains information about the AB VPS Intermediate Bond Portfolio (the “Portfolio”) that is available as an investment option under your Contract.

The Board of Directors of AB Variable Products Series Fund, Inc. approved a plan of liquidation pursuant to which the Portfolio will be liquidated on or about March 3, 2022 (the “Liquidation Date”).

If you currently have Account Value allocated to the AB VPS Intermediate Bond Portfolio Sub-account (the “Liquidating Sub-account”), then effective immediately, a single transfer from the Liquidating Sub-account to any other Sub-account available under your Contract, or to the Fixed Account, if available, will not count against the contractual transfer limitations. You can request copies of fund prospectuses for the other available Sub-accounts by calling us at (877) 253-2323.

As of the close of business on the Liquidation Date, any Variable Account Value remaining in the Liquidating  Sub-account will be automatically transferred to the Columbia Variable Portfolio-Government Money Market Fund Sub-account. This automatic transfer will not count against the contractual transfer limitations.

After the Liquidation Date, any optional programs such as Dollar-Cost Averaging or Portfolio Rebalancing or automatic investment programs that have not been changed to replace the Liquidating Sub-account will continue with the Columbia Variable Portfolio - Government Money Market Fund Sub-account as the replacement. If you submit a new purchase payment and your standing allocation instructions include the Liquidating Sub-account, the purchase payment will be rejected and returned to you.  You may contact us at any time to update your standing allocation instructions, or you may submit new allocation instructions with your new purchase payment.

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.